SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 6, 2001



                          Konover Property Trust, Inc.
             (Exact name of registrant as specified in its charter)




          Maryland                   001-11998                 56-1819372
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)



                       3434 Kildaire Farm Road, Suite 200
                             Raleigh, North Carolina
                    (Address of Principal Executive Offices)

                                      27606
                                   (Zip Code)

                                 (919) 372-3000
              (Registrant's telephone number, including area code)



                        11000 Regency Parkway, Suite 300
                           Cary, North Carolina 27511
         (Former name or former address, if changed since last report)

Item 5.       Other Events.

         (a) On March 6, 2001, Konover Property Trust, Inc. and C. Cammack Morton entered into the Separation Agreement and General Release included herein as Exhibit 10 regarding the resignation of C. Cammack Morton as an officer and director of the Registrant.

         (b) On March 7, 2001, Konover Property Trust, Inc. issued the press release included herein as Exhibit 99 regarding the appointment of J. Michael Maloney as interim President and Chief Executive Officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         10 Separation Agreement and General Release dated March 6, 2001 between Konover Property Trust, Inc. and C. Cammack Morton

         99 Press Release dated March 7, 2001 regarding the appointment of an interim President and Chief Executive Officer

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KONOVER PROPERTY TRUST, INC.


Date: March 7, 2001                           By: /s/ Daniel J. Kelly
                                                  ------------------------------
                                                  Daniel J. Kelly
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                                  INDEX TO EXHIBITS



Exhibit              Description                                                                    Page No.
-------              -----------                                                                    -------
10                   Separation Agreement and General Release dated                                     5
                     March 6, 2001 between Konover Property Trust, Inc. and
                     C. Cammack Morton

99                   Press Release dated March 7, 2001 regarding the appointment                       13
                     of an interim President and Chief Executive Officer